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                                                                  Exhibit 10.84


                            FIFTH AMENDMENT AGREEMENT

         THIS FIFTH AMENDMENT AGREEMENT ("Agreement") is made as of the 10 day of March, 1999, by and between BANK ONE, NA (fka Bank One, Akron, NA) ("Lender"), LEXINGTON PRECISION CORPORATION, a Delaware corporation ("LPC"), and LEXINGTON COMPONENTS, INC., a Delaware corporation ("LCI", hereinafter LPC and LCI are referred to each as "Borrower" singularly and referred to jointly and severally as "Borrowers", which term shall mean each of the companies individually and both of the companies collectively).

         WHEREAS, Borrowers and Lender are parties to a certain Credit Facility and Security Agreement, including Rider A thereto, dated as of January 31, 1997, as amended and as it may from time to time be further amended, supplemented or otherwise modified, which provides for certain credit facilities all upon the terms and conditions set forth therein ("Credit and Security Agreement");

         WHEREAS, Borrowers and Lender desire to amend the Credit and Security Agreement to add a new facility thereunder and to modify certain other provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit and Security Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrowers and Lender agree as follows:

         1. Section 2 of the Credit and Security Agreement is hereby amended to add a new subpart K thereto as follows:

                  K.       FACILITY 6: ADDITIONAL EQUIPMENT TERM LOAN.

                           1. ADDITIONAL EQUIPMENT TERM LOAN. On March 10, 1999, Lender will make a term loan (the "Additional Equipment Term Loan") to Borrowers in a principal amount not to exceed FIVE HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($580,000.00). The Additional Equipment Term Loan shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.K.2 of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the Additional Equipment Term Note.

                           2. PAYMENT TERMS OF ADDITIONAL EQUIPMENT TERM LOAN.

                           (a) INTEREST. The Additional Equipment Term Loan
                  shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to one-quarter percent (.25 %) in excess of the Base Rate (from time to time in effect) on the unpaid principal amount, such interest being payable monthly on the first day of each calendar month, commencing on April 1, 1999 and continuing on the first day of each


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                  calendar month thereafter. Interest shall be computed on a three hundred sixty (360)-day year basis based upon the actual number of days elapsed.

                           (b) FIXED PRINCIPAL INSTALLMENTS. Subject otherwise
                  to the terms and provisions of the Additional Equipment Term Note, the principal balance of the Additional Equipment Term Loan shall be payable in eighty-three (83) consecutive equal monthly installments of SIX THOUSAND NINE HUNDRED DOLLARS ($6,900.00) each, commencing on April 1, 1999 and continuing on the first day of each calendar month thereafter and a final installment in the amount of the then remaining outstanding principal balance payable on March 1, 2006.

         2. Section 2 of the Credit and Security Agreement is hereby amended to add a new subpart L thereto as follows:

         L. ADJUSTMENTS TO MAXIMUM LIABILITY. Anything in this Agreement to the contrary notwithstanding, in no event shall the liability of LCI exceed the maximum amount that, after giving effect to the incurring of the obligations hereunder and to any rights to contribution of LCI from LPC or any other affiliate of LPC, would not render Lender's rights to payment hereunder void, voidable or avoidable under any applicable fraudulent transfer law.

         3. The Credit and Security Agreement is hereby amended by deleting
Section 2.J thereof in its entirety and replacing it with the following:

                  J. SECURITY. As security for the prompt and complete payment and performance when due of all the Obligations and in order to induce Lender to enter into this Agreement and make the Loans and to extend other credit from time to time to Borrower, whether under this Agreement or otherwise,

                           (1) LPC hereby grants to Lender a first priority
                  security interest in (a) all of LPC's right, title, and interest in and to the machinery, equipment and other items listed on the Collateral Schedule, (b) all currently owned or hereafter acquired accessories and parts for, all repairs, modifications, improvements, upgrades, accessions and attachments to, and all replacements and substitutions for, any of the property described in subpart (a) hereof, and
                  (c) all Proceeds of the foregoing;

                           (2) LCI hereby grants to Lender a first priority
                  security interest in (a) all of LCI's right, title, and interest in and to the machinery, equipment and other items listed on the Collateral Schedule, (b) all currently owned or hereafter acquired accessories and parts for, all repairs, modifications, improvements, upgrades, accessions and attachments to, and all replacements and substitutions for, any of the property described in subpart (a) hereof, and
                  (c) all Proceeds of the foregoing; and


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                           (3) LPC or LCI, as applicable, shall execute and
                  deliver an open-end mortgage, granting the Lender the first and best lien on the North Canton Property, the Vienna Property, the Casa Grande Property and the LaGrange Property, subject only to Permitted Encumbrances.

         4. The Credit and Security Agreement is hereby amended by deleting subpart (1) from Section 5.B thereof in its entirety and replacing it with the following:

                  (1) Sell, convey, transfer, exchange, lease or otherwise relinquish possession or dispose of any of the Collateral or attempt or offer to do any of the foregoing; provided, however, that Borrowers may sell Collateral after obtaining the prior written consent of Lender;

         5. The Credit and Security Agreement is hereby amended by deleting subpart (6) from Section 5.B thereof in its entirety and replacing it with the following:

                  (6) As to the Equipment and the North Canton Equipment, move (or in the case of titled vehicles, change the principal base of) any of the Equipment or North Canton Equipment from the North Canton Property without the prior written consent of Lender; or

         6. Rider A to the Credit and Security Agreement is hereby amended to delete the definitions of "ADDITIONAL NORTH CANTON EQUIPMENT", "LOANS", "LPC NORTH CANTON EQUIPMENT", "NORTH CANTON EQUIPMENT" and "NOTES" therefrom and to insert in place of such definitions the following:

                  "ADDITIONAL NORTH CANTON EQUIPMENT": Specific machinery and equipment of LCI and/or LPC consisting of: lathes, machining centers, molding machines, grinders, ultrasonic cleaning tank, cabinets, drilling machines, bandsaw, vacuum pump, lift truck, scrubber, compressor/dryer, cutter grinder, computer, sweeper, vacuum tank, drill sharpener, monitor, bowl feeders and loaders, and feeder bowls now owned or hereafter acquired by LCI and/or LPC, as more particularly described on the Collateral Schedule; all currently owned or hereafter acquired accessories and parts for, and repairs, modifications, improvements, upgrades, accessions and attachments to any of the foregoing; and all replacements and substitutions for any of the foregoing.

                  "LOANS": Collectively, the Additional Equipment Term Loan, the Casa Grande Loan, the Casa Grande Construction Loans, the Casa Grande Term Loan, the Equipment Term Loan, the North Canton Term Loan, the Vienna Term Loan, the LaGrange Term Loan, the North Canton Equipment Disbursement Loan and the North Canton Equipment Term Loan.

                  "LPC NORTH CANTON EQUIPMENT": Specific machinery and equipment of LCI and/or LPC consisting of: lathes, transfer molding machines and injection molding machines, now owned or hereafter acquired by LCI and/or LPC, as more particularly described on the

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         Collateral Schedule; all currently owned or hereafter acquired accessories and parts for, and repairs, modifications, improvements, upgrades, accessions and attachments to any of the foregoing; and all replacements and substitutions for any of the foregoing.

                  "NORTH CANTON EQUIPMENT": The LPC North Canton Equipment, the Additional North Canton Equipment and the Other North Canton Equipment.

                  "NOTES": The Additional Equipment Term Note, the Equipment Term Note, the North Canton Term Note, the Vienna Term Note, the Casa Grande Note, the LaGrange Term Note, the North Canton Equipment Note and any other promissory note or other instrument evidencing a Borrower's obligation to repay any Obligations.

         7. Rider A to the Credit and Security Agreement is hereby amended to add the following new definitions thereto:

                  "ADDITIONAL EQUIPMENT TERM LOAN": As defined in Section 2.K.2 of this Agreement.

                  "ADDITIONAL EQUIPMENT TERM NOTE": The term promissory note to be executed by Borrowers in the form attached as Exhibit L to this Agreement (with such changes or modifications, if any, to which Lender may agree) evidencing the Additional Equipment Term Loan made by Lender pursuant to Section 2.K of this Agreement, together with all amendments thereto and all promissory notes issued in substitution therefor or replacement thereof.

                  "COLLATERAL SCHEDULE": The schedule entitled "Schedule of Collateral to the Credit Facility and Security Agreement," which Schedule of Collateral to the Credit Facility and Security Agreement is incorporated herein by reference but is not attached hereto, and which is dated as of March 10, 1999 and signed by LPC, LCI and Lender, and each additional replacement to the foregoing schedule as may hereinafter be executed by LPC, LCI and Lender, with the written consent of Congress.

                  "OTHER NORTH CANTON EQUIPMENT": Specific machinery and equipment of LCI and/or LPC consisting of the items set forth on the Collateral Schedule, now owned or hereafter acquired by LCI and/or LPC; all currently owned or hereafter acquired accessories and parts for, and repairs, modifications, improvements, upgrades, accessions and attachments to any of the foregoing; and all replacements and substitutions for any of the foregoing.

         8. The Credit and Security Agreement is hereby amended to add a new Exhibit L thereto in the form of Exhibit L attached hereto.

         9. Concurrently with the execution of this Agreement, or at such later date as specifically provided below, Borrowers shall:


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         (a) deliver to Lender certified copies of the resolutions of the board of directors of each Borrower evidencing approval of the execution of this Agreement;

         (b) execute and deliver to Lender such UCC financing statements as may be required by Lender, subject to the provisions of Section 5.A(7) of the Credit and Security Agreement;

         (c) execute and deliver to Lender the Collateral Schedule;

         (d) execute and deliver to Lender an Additional Equipment Term Note dated as of March 10, 1999 and such Additional Equipment Term Note shall be in the form of Exhibit L attached hereto;

         (e) cause Congress to execute and deliver to Lender an amendment to the Intercreditor Agreement, in form and substance satisfactory to Lender;

         (f) within the later of thirty (30) days after the date of this Agreement or receipt from Lender of the amendment, execute and deliver to Lender an amendment to each of the Mortgages to reflect the additional borrowings by Borrowers, in form and substance satisfactory to Lender; and

         (g) pay all reasonable legal fees and expenses of Bank in connection with this Agreement.

         11. Borrowers hereby represent and warrant to Lender that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) this Agreement has been duly executed and delivered by each Borrower; (c) the execution and delivery hereof by each Borrower and the performance and observance by each Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) as of the date hereof, and after giving effect to the transactions contemplated by this Agreement, each Borrower is able to pay its debts as they mature and each Borrower's capital is sufficient and not unreasonably small for the business and transaction in which such Borrower is engaged or about to engage; (e) no Default or Event of Default exists under the Credit and Security Agreement, nor will a Default or Event of Default occur upon the execution and delivery of this Agreement; and (f) this Agreement has been duly authorized, executed, and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

         12. Each reference that is made in the Credit and Security Agreement or any other writing shall hereafter be construed as a reference to the Credit and Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect in accordance with their terms and shall not be amended or modified hereby.

         13. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed


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and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         14. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OHIO. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR AS REQUIRED BY APPLICABLE LAW, BORROWER WAIVES (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE, (ii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES AND (iii) ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY LITIGATION INSTITUTED IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER CREDIT DOCUMENTS. BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT. BORROWER HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION IN CONNECTION WITH THIS AGREEMENT MAY BE INSTITUTED IN THE COURTS OF THE STATE OF OHIO, IN THE COUNTY OF STARK OR THE UNITED STATES COURTS FOR THE NORTHERN DISTRICT OF OHIO, AS LENDER MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. BORROWER AND LENDER ACKNOWLEDGE THAT JURY TRIALS OFTEN ENTAIL ADDITIONAL EXPENSES AND DELAYS NOT OCCASIONED BY NON-JURY TRIALS. BORROWER AND LENDER AGREE AND STIPULATE THAT A FAIR TRIAL MAY BE HAD BEFORE A STATE OR FEDERAL JUDGE BY MEANS OF A BENCH TRIAL WITHOUT A JURY. IN VIEW OF THE FOREGOING, AND AS A SPECIFICALLY NEGOTIATED PROVISION OF THIS AGREEMENT, BORROWER AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER HEREBY AGREE AND CONSENT THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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                               LEXINGTON PRECISION CORPORATION

                               By:      Dennis J. Welhouse
                                  --------------------------------
                               Name:    Dennis J. Welhouse
                               Title:   Senior Vice President and
                                        Assistant Secretary

                               LEXINGTON COMPONENTS, INC.

                               By:      Dennis J. Welhouse
                                  --------------------------------
                               Name:    Dennis J. Welhouse
                               Title:   Senior Vice President and
                                        Assistant Secretary

                               BANK ONE, NA (fka as Bank One, Akron, NA)

                               By       Mark Corr
                                  --------------------------------
                               Name:    Mark Corr
                               Title:   Assistant Vice President



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